CERTIFICATE OF INCORPORATION
                               OF
                  ADDVANTAGE MEDIA GROUP, INC.

                            ARTICLE I

                              NAME

     The name of the Corporation is ADDvantage Media Group, Inc.

                           ARTICLE II

                   REGISTERED OFFICE AND AGENT

     The registered office of the Corporation in the State of Oklahoma is located at Baker, Roster, McSpadden, Clark, Rasure & Slicker, 800 Kennedy Building, 321 South Boston Avenue, Tulsa, Oklahoma 74103. The Corporation's registered agent at that office is Craig W. Hoster.

                           ARTICLE III

                             PURPOSE

     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Oklahoma.

                           ARTICLE IV

                         CAPITALIZATION

     The total number of shares which this Corporation is authorized to issue is 10,000 shares, consisting of 10,000 shares of Common Stock, par value $1.00 per share.

                            ARTICLE V

            NO CUMULATIVE VOTING OR PREEMPTIVE RIGHTS

     The holders of record of the Common Stock shall have one vote for each share held of record. Cumulative voting for the election of directors or otherwise is not permitted.

     No holder of record of Common Stock shall have a preemptive right or be entitled as a matter of right to subscribe for or purchase (i) any shares of capital stock of the Corporation of any class whatsoever, or (2) warrants, options or rights of the Corporation, or (3) securities convertible into, or carrying warrants, options or rights to subscribe for or purchase, capital stock of the Corporation of any class whatsoever, whether now or hereafter authorized or outstanding.

                           ARTICLE VI

                          INCORPORATOR

     The name and address of the incorporator is Craig W. Hoster, 800 Kennedy_ Building, 321 South Boston Avenue, Tulsa, Oklahoma
74103.

                           ARTICLE VII

                       BOARD OF DIRECTORS

     The number of directors of the Corporation shall be fixed by the bylaws, but shall not be less than one (1) nor more than nine
(9).

                          ARTICLE VIII

                       AMENDMENT OF BYLAWS

     The Board of Directors of the Corporation is expressly authorized and empowered to make, alter, amend or repeal the bylaws of the Corporation or to adopt new bylaws.

                           ARTICLE IX

                 POSSIBLE CONFLICTS OF INTEREST

     No agreement or transaction involving the Corporation or any other corporation, partnership, association or other entity in which the Corporation owns an interest or any properties thereof in which one or more director or officer of the Corporation has a financial interest shall be void or voidable solely for this reason or solely because such directors or officers are present at or participate in the contract or transaction is approved.


                            ARTICLE X

                         INDEMNIFICATION

     To the full extent not prohibited by the laws of Oklahoma as in effect from time to time, the Corporation shall indemnify any person (and the heirs, executors and administrators of such person) who is or was a director, officer, employee or agent of the Corporation, or who, at the request of this Corporation, is or was a director, officer, employee, agent, partner, or trustee, as the case may be, of any other corporation, foreign or domestic, or of any partnership, proprietorship, trust, association or other entity in which this Corporation owns an interest, against any and all liabilities and reasonable expenses incurred by him in connection with or resulting from any claim, action, suit or proceeding, whether brought by or in the right of the Corporation or otherwise and whether civil, criminal, administrative or investigative in nature, or in connection with an appeal relating thereto, in which he has become involved as a party or is threatened to be made a party or otherwise, by reason of being or having been such a director, officer, employee or agent.

                           ARTICLE XI

             NO DIRECTOR LIABILITY IN CERTAIN CASES

     To the maximum extent permitted by law, no director of the Corporation shall be liable to the Corporation or its shareholders for monetary damages for breach of any fiduciary duty as a director, provided that this provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 1053 of Title 18 of Oklahoma Statutes as in effect from time to time for unlawful payment of dividends or stock redemptions, or (iv) for any transaction from which the director derived an improper personal benefit.

                           ARTICLE XII

                       CERTAIN COMPROMISES

     Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its shareholders or any class of them, any court of equitable jurisdiction within the State of Oklahoma, on the application in a summary way of this Corporation or of any creditor or shareholder thereof, or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 1106 of Title 18 of the Oklahoma Statutes as in effect from time to time or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 1100 of Title 18 of the Oklahoma Statutes as in effect from time to time, may order a meeting of the creditors or class of creditors, and/or of the shareholders or class of shareholders of this Corporation, as the case may be, to be summoned in such manner as the court directs. If a majority in number representing three-fourths (3/4ths) in value of the creditors or class of creditors, and/or of the shareholders or class of shareholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the compromise or arrangement and the reorganization shall, if sanctioned by the court to which the application has been made, be binding on all the shareholders or class of shareholders of this Corporation, as the case may be, and also on this Corporation.

                           SIGNATURES

     For  the  purpose of forming a corporation under the General
Corporation   Law   of  Oklahoma,  the  undersigned,   the   sole
incorporator, declares and certifies that the facts stated above are true as of this 19th day of September, 1989.


                                   /s/ Craig W. Hoster
                                   ------------------------------
                                   Craig W. Hoster, Incorporator

              AMENDED CERTIFICATE OF INCORPORATION
                               OF
                  ADDVANTAGE MEDIA GROUP, INC.


To The Secretary of State of the
State of Oklahoma:

     The undersigned Oklahoma corporation, for the purpose of amending its Certificate of Incorporation, hereby certifies that at a meeting of the Board of Directors, the Directors duly adopted a resolution setting forth the following amendments to the Certificate of Incorporation of the Corporation, declaring the amendments advisable and calling a meeting of the shareholders of the Corporation to consider the following amendments;

     That thereafter, pursuant to the resolution of the Board of Directors, the Directors duly called and held a meeting of the shareholders of the Corporation, at which meeting the necessary number of shares of capital stock voted in favor of the amendments; and therefore, that the Corporation has duly adopted the following amendments in accordance with Section 1077 of the Oklahoma General Corporation Act.

                           ARTICLE IV

                         CAPITALIZATION

     A.   As filed

     The total number of shares which this Corporation is authorized to issue is 10,000 shares, consisting of 10,000 shares of Common Stock, par value $1.00 per share.

     B.   As amended

     The total number of shares which this Corporation is authorized to issue is 20,000 shares, consisting of 20,000 shares of Common Stock, par value $1.00 per share.

                           ARTICLE VII

                       BOARD OF DIRECTORS

     A.   As filed

     The number of directors of the Corporation shall be fixed by the bylaws, but shall not be less than one (1) nor more than nine
(9).

     B.   As amended

     The number of directors of the Corporation shall be such as from time to time shall be fixed by or in the manner provided in the bylaws.

     IN   WITNESS  WHEREOF,  this  Corporation  has  caused  this
Certificate  to  be signed by its President and attested  by  its
Secretary, this   13th  , day of    December   , 1990.

                                   ADDVANTAGE MEDIA GROUP, INC.,
                                   an Oklahoma corporation

                                   By  /s/ Charles H. Hood
                                       ---------------------------
                                       Charles H. Hood, President

ATTEST:

   /s/ C. Jan Tucker
-----------------------------------
C. Jan Tucker, Assistant Secretary
[SEAL]

                               -2-


                     SECOND AMENDMENT TO THE
                  CERTIFICATE OF INCORPORATION
                 OF ADDVANTAGE MEDIA GROUP, INC.


TO:  THE SECRETARY OF STATE OF OKLAHOMA
     State Capitol Building
     Oklahoma City, Oklahoma 73105


     The undersigned Oklahoma corporation, for the purpose of amending its Amended Certificate of Incorporation as filed on December 14, 1990, as provided by Section 1077 of the Oklahoma
General Corporation Act, hereby states as follows:

     1.   That the name of the corporation is:

                  ADDVANTAGE MEDIA GROUP, INC.

     2. The date of filing of its original Certificate of Incorporation with the Secretary of State was
          September  20,  1989,  and was  thereafter  amended  on
          December 14, 1990, which changed the number of authorized shares of the Corporation.

     3.   That Article Four is hereby amended to read as follows:

          A.   Present version:

                           ARTICLE IV

                         CAPITALIZATION

               The total number of shares which this Corporation is authorized to issue is 20,000 shares, consisting of 20,000 shares of Common Stock par value $1.00 per share.

          B.   As amended:

                           ARTICLE IV

                         CAPITALIZATION

               The total number of shares of all classes of stock which the Corporation shall have authority to issue is 5,000,000 shares, each of the shares having a par value of $0.01, all of which shares shall be Common Stock.

     4. All other provisions of the Amended Certificate of Incorporation of the Corporation, not amended hereby shall remain in full force and effect.

     5. This Second Amendment to the Certificate of Incorporation was set forth in a resolution duly adopted by the Board of Directors which declares the adoption of the Amendment to be advisable and which ordered that the Amendment be considered by the shareholders of the Corporation entitled to vote thereon.

     Such  Second  Amendment was duly adopted in accordance  with
Section 1073 and Section 1077 of the Oklahoma General Corporation Act by the written consent of the shareholders of all the issued and outstanding shares of capital stock of the Corporation in lieu of a special meeting thereof held on February 4, 1991.

     IN  WITNESS WHEREOF, said ADDVANTAGE MEDIA GROUP,  INC.  has caused  its  corporate seal to be affixed hereto and this  Second
Amendment  to  be  signed  by its President  and  Secretary  this
  13th   day of February, 1991.

                                   ADDVANTAGE MEDIA GROUP, INC.
ATTEST.
By  /s/ Lynnwood R. Moore, Jr.        By      /s/ Charles H. Hood
   ---------------------------------    --------------------------
   Lynnwood R. Moore, Jr., Secretary    Charles H. Hood, President


[CORPORATE SEAL]

STATE OF OKLAHOMA   )
                    )  SS.
COUNTY OF TULSA     )

     BEFORE ME, a Notary Public in and for said State, on this 4th day of February, 1991, the undersigned officer, personally appeared Charles H. Hood and Lynnwood R. Moore, Jr., known personally to me to be the President and Secretary, respectively, of the above named corporation, and that they, as such officers, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by themselves as such officers.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                    /S/ Melissa Fox
                                   -------------------
                                   Notary Public
My Commission Expires:

  8-23-94
-------------
[SEAL]

                     THIRD AMENDMENT TO THE
                  CERTIFICATE OF INCORPORATION
                 OF ADDVANTAGE MEDIA GROUP. INC.


TO:  THE SECRETARY OF STATE OF OKLAHOMA
     State Capitol Building
     Oklahoma City, Oklahoma 73105


     The undersigned Oklahoma corporation, for the purpose of amending its Amended Certificate of Incorporation as filed on February 14, 1991, as provided by Section 1077 of the Oklahoma
General Corporation Act, hereby states as follows:

     1.   That the name of the corporation is:

                  ADDVANTAGE MEDIA GROUP, INC.

     2. The date of filing of its original Certificate of Incorporation with the Secretary of State was
          September 20, 1989, and was thereafter amended on December 14, 1990, and February 14, 1991, respectively; both amendments which changed the number of authorized shares of the Corporation.

     3.   That Article Four is hereby amended to read as follows:

          A.   Present version:

                           ARTICLE IV

                         CAPITALIZATION

               The total number of shares of all classes of stock which the Corporation shall have authority to issue is 5,000,000 shares, each of the shares having a par value of $0.01, all of which shares shall be Common Stock.

          B.   As amended:

                           ARTICLE IV

                         CAPITALIZATION

               The aggregate number of shares of all classes of stock which the Corporation shall have authority to issue is 5,500,000, of which 5,000,000 shares shall be Common Stock with a par value of $.0l per share, and 500,000 shares shall be Preferred Stock with a par value of $1.00 per share.

               The designations and preferences, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, conversion and other rights of the shares of each class of stock are as follows:

                         Preferred Stock

          The Preferred Stock may be issued from time to time by the Board of Directors as shares of one or more series. The description of shares of each series of Preferred Stock, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption shall be as set forth in resolutions adopted by the Board of Directors and in a Certificate of Designations filed as required by law from time to time prior to the issuance of any shares of such series.

          The Board of Directors is expressly authorized, prior to issuance, by adopting resolutions providing for the issuance of, or providing for a change in the number of, shares of any particular series of Preferred Stock and, if and to the extent from time to time required by law, by filing a Certificate of Designations to set or change the number of shares to be included in each series of Preferred Stock and to set or change in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms and conditions of redemption relating to the shares of each such series. Notwithstanding the foregoing, the Board of Directors shall not be authorized to change the right of the Common Stock of the Corporation to vote one vote per share on all matters submitted for shareholder action. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, setting or changing the following:

                    (a) the distinctive serial designation of such series and the number of shares constituting such series (provided that the aggregate number of shares constituting all series of Preferred Stock shall not exceed 500,000);

                    (b)   the  annual dividend rate on shares  of
               such series, whether dividends shall be cumulative and, if so, from which date or dates;

                    (c) whether the shares of such series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon and after which such shares shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

                    (d)    the   obligation,  if  any,   of   the
               Corporation  to  retire  shares  of  such   series
               pursuant to a sinking fund;

                    (e) whether shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes and, if so, the terms and conditions of such conversion or exchange, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

                    (f)   whether the shares of such series shall
               have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

                    (g)   the rights of the shares of such shares
               in   the   event   of  voluntary  or   involuntary
               liquidation, dissolution or winding-up of the Corporation; and

                    (h)    any  other  relative  rights,  powers,
               preference,    qualifications,   limitations    or
               restrictions thereof relating to such series.

          The shares of Preferred Stock of any one series shall be identical with each other in all respects as to the dates from and after which dividends thereon shall cumulate, if cumulative.

                          Common Stock

          Subject to all of the rights of the Preferred Stock as expressly provided herein, by law or by the Board of Directors pursuant to this ARTICLE IV, the Common Stock of the Corporation shall possess all such rights and privileges as are afforded to capital stock by applicable law in the absence of any express grant of rights or privileges herein, including, but not limited to, the following rights and privileges:

                    (a)   dividends may be declared and  paid  or
               set apart for payment upon the Common Stock out of any assets or funds of the Corporation legally available for the payment of dividends;

                    (b) the holders of Common Stock shall have the right to vote for the election of directors and on all other matters requiring shareholder action, each share being entitled to one vote; and

                    (c) upon the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the net assets of the Corporation shall be distributed pro rata to the holders of the Common Stock in accordance with their respective rights and interests.

     4. All other provisions of the Amended Certificate of Incorporation of the Corporation, not amended hereby shall remain in full force and effect.

     5.   This   Third   Amendment   to   the   Certificate    of
          Incorporation was set forth in a resolution duly adopted by the Board of Directors which declares the adoption of the Amendment to be advisable and which ordered that the Amendment be considered by the shareholders of the Corporation entitled to vote thereon.

     Such  Third  Amendment was duly adopted in  accordance  with
Section 1073 and Section 1077 of the Oklahoma General Corporation Act by the written consent of the shareholders of the majority of the issued and outstanding shares of capital stock of the Corporation in lieu of a special meeting thereof on June 19, 1991.

     IN  WITNESS WHEREOF, said ADDVANTAGE MEDIA GROUP,  INC.  has caused  its  corporate seal to be affixed hereto and  this  Third
Amendment  to  be  signed  by its President  and  Secretary  this
  20th   day of June, 1991.

                                   ADDVANTAGE MEDIA GROUP, INC.
ATTEST:

By   /S/ Lynnwood R. Moore, Jr.      By   /S/ Charles H. Hood
---------------------------------    ----------------------------
Lynnwood R. Moore, Jr., Secretary    Charles H. Hood, President

[CORPORATE SEAL]
STATE OF OKLAHOMA   )
                    )  SS.
COUNTY OF TULSA     )

     BEFORE ME, a Notary Public in and for said State, on this 20th day of June, 1991, the undersigned officer, personally appeared Charles H. Hood and Lynnwood R. Moore, Jr., known personally to me to be the President and Secretary, respectively, of the above named corporation, and that they, as such officers, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by themselves as such officers.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                     /S/ Melissa Fox
                                     -----------------
                                     Notary Public
My Commission Expires:

  8-23-94
[SEAL]

             CERTIFICATE OF FOURTH AMENDMENT TO THE
                  CERTIFICATE OF INCORPORATION
                 OF ADDVANTAGE MEDIA GROUP. INC.

TO:  THE SECRETARY OF STATE OF OKLAHOMA
     State Capitol Building
     Oklahoma City, Oklahoma 73105

     The undersigned Oklahoma corporation, for the purpose of amending its Amended Certificate of Incorporation as filed on June 20, 1991, as provided by Section 1077 of the Oklahoma
General Corporation Act, hereby certifies:

     1.   That the name of the corporation is:

                  ADDVANTAGE MEDIA GROUP, INC.

     2. The date of filing of its original Certificate of Incorporation with the Secretary of State was
          September 20, 1989, and was thereafter amended on December 14, 1990, February 14, 1991, and June 20, 1991, respectively, all of which amendments changed the number of authorized shares of the Corporation.

     3. That Article IV is hereby amended to provide that the aggregate number of authorized shares, itemized by class and par value of shares is:

            Number of Shares            Par Value Per Share
                 Common       10,000,000       $0.01
               Preferred      1,000,000        $1.00

     4. All other provisions of Article IV and the rest of the Amended Certificate of Incorporation of the Corporation not amended hereby shall remain unchanged and in full force and effect.

     That at a meeting of the Board of Directors, a resolution was only adopted setting forth the foregoing proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the shareholders of said corporation for consideration thereof.

     That thereafter, pursuant to said resolution of its Board of Directors, a meeting of the shareholders of said corporation was duly called and held on June 25, 1992, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

     SUCH  AMENDMENT WAS DULY ADOPTED IN ACCORDANCE WITH 18  O.S.
 1077.

     IN  WITNESS WHEREOF, said ADDVANTAGE MEDIA GROUP,  INC.  has caused  its  corporate seal to be affixed hereto and this  Fourth
Amendment  to  be  signed  by its President  and  Secretary  this
  30th   day of June, 1992.

                                   ADDVANTAGE MEDIA GROUP, INC.
ATTEST:

By     /S/ Lynnwood R. Moore, Jr.      By   /S/ Gary W. Young
----------------------------------     --------------------------
Lynnwood R. Moore, Jr., Secretary      Gary W. Young,
                                       Executive V President -
                                       Finance and Administration

[CORPORATE SEAL]
STATE OF OKLAHOMA   )
                    )  SS.
COUNTY OF TULSA     )

     BEFORE ME, a Notary Public in and for said State, on this 30th day of June, 1992, the undersigned officer, personally appeared Charles H. Hood and Lynnwood R. Moore, Jr., known personally to me to be the President and Secretary, respectively, of the above named corporation, and that they, as such officers, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by themselves as such officers.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                     /S/ Melissa Fox
                                     ----------------
                                     Notary Public
My Commission Expires:

August 23, 1994
----------------
[SEAL]

                 CERTIFICATE OF FIFTH AMENDMENT
               TO THE CERTIFICATE OF INCORPORATION
                 OF ADDVANTAGE MEDIA GROUP, INC.

     ADDvantage  Media Group, Inc., an Oklahoma corporation  (the
"Corporation"), for the purpose of amending the Certificate of Incorporation of the Corporation, hereby certifies that:

     1.    The name of the Corporation is ADDvantage Media Group,
Inc.

     2. The Corporation's original Certificate of Incorporation was filed with the Secretary of State of the State of Oklahoma on September 20, 1989. The Corporation's Certificate of Incorporation was thereafter amended on December 14,1990, February 14,1991, June 20,1991 and July 8, 1992.

     3. Article IV of the Certificate of Incorporation of the Corporation is hereby amended to include the following text after the last paragraph thereof.

               Reverse Stock Split of Common Stock

          Effective as of the close of business on the date of filing this Certificate of Fifth Amendment to the Certificate of Incorporation (the "Effective Time"), the filing of this Certificate of Fifth Amendment shall effect a reverse stock split (the "Reverse Stock
          Split") pursuant to which each four (4) shares of issued and outstanding Common Stock, par value $.01 per share, of the Corporation shall be combined into one
          (1) validly issued, fully paid and nonassessable share of Common Stock, par value $.0l per share, of the Corporation. The number of authorized shares and the par value of the Common Stock shall not be affected by the Reverse Stock Split. Each stock certificate that prior to the Effective Time represented shares of Common Stock shall, following the Effective Time, represent the number of shares into which the shares of Common Stock represented by such certificate shall be combined. The Corporation shall not issue fractional shares or scrip as a result of the Reverse Stock Split, but shall (i) round up to the nearest whole share those share holdings which as a consequence of the Reverse Stock Split would result in fractional positions of .5 shares or more and (ii) round down to the nearest whole share those share holdings which as a consequence of the Reverse Stock Split would result in fractional positions of less than .5 shares.

     4.    All  other  remaining provisions of the  Corporation's
Certificate of Incorporation not amended hereby shall remain unchanged and in full force and effect.

     5.    The Amendment to the Certificate of Incorporation will
become  effective  at  the later of the date  of  its  filing  in
accordance   with  the  Oklahoma  General  Corporation   Act   or
5:00 p.m., C.D.T., on October 8, 1998.

     The Amendment to the Certificate of Incorporation was set forth in resolutions duly adopted by the Board of Directors which declared the adoption of the Amendment to be advisable and which ordered that a special meeting of the stockholders be called for consideration of the Amendment by the stockholders of the Corporation.

     Such   Amendment   was  duly  adopted  in  accordance   with
Section 1077 of the Oklahoma General Corporation Act by the affirmative vote of the holders of the necessary number of shares of capital stock of the Corporation required by statute at a Special Meeting of the stockholders held on October 7, 1998.

     THE UNDERSIGNED, being the President of the Corporation, for the purpose of amending the Certificate of Incorporation of the Corporation, does make this amendment to the Certificate of Incorporation of the Corporation, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly, have hereunto set my hand as of this 7th day of October, 1998.

                                   ADDVANTAGE MEDIA GROUP, INC.

                                   By:   /S/ Charles H. Hood
                                   ---------------------------
                                   Name:     Charles H. Hood
                                   Title:          President

ATTEST:

          /S/ Lynnwood R. Moore, Jr.
------------------------------------
Name:     Lynnwood R, Moore, Jr.
Title:    Secretary

                 CERTIFICATE OF SIXTH AMENDMENT
                             TO THE
                 CERTIFICATE OF INCORPORATION OF
                  ADDVANTAGE MEDIA GROUP, INC.


TO:  THE SECRETARY OF STATE OF OKLAHOMA
     State Capitol Building
     Oklahoma City, Oklahoma 73105


     The undersigned Oklahoma corporation, for the purpose of amending its Certificate of Incorporation as originally filed on September 20, 1989, as provided by Section 1077 of the Oklahoma
General Corporation Act, hereby states as follows:

     1. The name of the corporation is: ADDvantage Media Group, Inc.

     2. The date of filing its original Certificate of Incorporation with the Secretary of State of Oklahoma was September 20, 1989. Said Certificate of Incorporation was thereafter amended on December 14, 1990, February 14, 1991, June 20, 1991, July 8, 1992, September 14, 1992, and October 8, 1998.

     3.   Article I is hereby amended to read as follows:

                           "ARTICLE I

                              NAME

     The  name  of  the  Corporation is  ADDvantage  Technologies
Group, Inc."

     4. All other provisions of the Amended Certificate of Incorporation of the Corporation not amended hereby shall remain in full force and effect.

     5. This Sixth Amendment to the Certificate of Incorporation was set forth in a resolution duly adopted by the Board of Directors, which declared the adoption of the Amendment to be advisable and which ordered that the Amendment be considered by the shareholders of the Corporation entitled to vote thereon.

     Such Sixth Amendment was duly adopted in accordance with Sections 1073 and 1077 of the Oklahoma General Corporation Act by the written consent of the holders of a majority of the issued and outstanding shares of voting stock of the Corporation in lieu of a special meeting thereof, on November 10, 1999.

     6. Such Sixth Amendment shall not become effective until December 30, 1999.

     IN WITNESS WHEREOF, said ADDvantage Media Group, Inc. has caused its corporate seal to be affixed hereto and this Sixth
Amendment to be signed by its President and Secretary this 8th day of December, 1999.

                                   ADDVANTAGE MEDIA GROUP, INC.
ATTEST:

By  /S/ Lynnwood R. Moore, Jr.        By   /S/  Kenneth A. Chymiak
---------------------------------     ----------------------------
Lynnwood R. Moore, Jr., Secretary     Kenneth  A.  Chymiak,
                                      President

                    CERTIFICATE OF AMENDMENT
                             TO THE
                 CERTIFICATE OF INCORPORATION OF
               ADDVANTAGE TECHNOLOGIES GROUP, INC.


TO:  THE SECRETARY OF STATE OF OKLAHOMA
     State Capitol Building
     Oklahoma City, Oklahoma 73105

     The undersigned Oklahoma corporation, for the purpose of amending its Certificate of Incorporation as originally filed on September 20, 1989, as provided by Section 1077 of the Oklahoma
General Corporation Act, hereby states as follows:

     1.   The name of the corporation is: ADDvantage Technologies
Group, Inc.

     2. The date of filing its original Certificate of Incorporation with the Secretary of State of Oklahoma was September 20, 1989. Said Certificate of Incorporation was thereafter amended on December 14, 1990, February 14, 1991, June 20, 1991, July 8, 1992, September 14, 1992, October 8, 1998,
September 30, 1999, November 22, 1999, and December 9, 1999.

     3. The first sentence of Article IV is hereby amended to read as follows:

          "The aggregate number of shares of all classes of stock which the Corporation shall have authority to issue is 35,000,000, of which 30,000,000 shares shall be Common Stock with a par value of $0.01 per share and 5,000,000 shares shall be Preferred Stock with a par value of $1.00 per share."

     4. All other provisions of the Amended Certificate of Incorporation of the Corporation not amended hereby shall remain in full force and effect.

     5. This Amendment to the Amended Certificate of Incorporation was set forth in a resolution duly adopted by the Board of Directors, which declared the adoption of the Amendment to be advisable and which ordered that the Amendment be considered by the shareholders of the Corporation entitled to vote thereon.

     Thereafter, at the Annual Meeting of the shareholders of the Corporation duly called and held on March 2, 2000, the necessary number of shares as required by statute were voted in favor of the Amendment.

     Thus,   this   Amendment  to  the  Amended  Certificate   of
Incorporation  was duly adopted in accordance with Sections  1067 and 1077 of the Oklahoma General Corporation Act.

     IN WITNESS WHEREOF, said ADDvantage Technologies Group, Inc.
has  caused  its  corporate seal to be affixed  hereto  and  this
Amendment  to  be  signed  by its President  and  Secretary  this
  2nd   day of March, 2000.

                              ADDVANTAGE TECHNOLOGIES GROUP, INC.
ATTEST:

By   s\ Lynnwood R. Moore, Jr.          By /S/ Kenneth A. Chymiak
------------------------------------    -------------------------
Lynnwood  R.  Moore,  Jr., Secretary    Kenneth  A.  Chymiak,
                                        President